                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    CARACO PHARMACEUTICAL LABORATORIES, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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



                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                                                                  April 28, 1999


Dear Shareholder,

We invite you to attend our 1999 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Savings Time, on June 2, 1999 at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan.

The annual report, which is enclosed, summarizes Caraco's major developments during 1998 and includes the 1998 financial statements.

Whether or not you plan to attend the meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.

                                   Sincerely,



                                   Dilip Shanghvi
                                   Chairman of the
                                   Board of Directors

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 1999


 Date:            June 2, 1999
 Time:            10:00 a.m., Eastern Daylight Savings Time
 Place:           The Hotel St. Regis
                  Detroit, Michigan 48202

We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

         1. Elect two directors for three-year terms expiring in 2002 or upon the election and qualification of their successors.

         2. Approve and adopt The 1999 Equity Participation Plan and to reserve for issuance thereunder 3,000,000 shares of Caraco's common stock.

         3. Transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

The record date for the meeting is April 19, 1999 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the annual meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

A proxy statement, proxy card, annual report, and Form 10-KSB are enclosed with this Notice. Whether or not you plan to attend the meeting and whether you own a few or many shares of stock, the board of directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

A list of shareholders who can vote at the annual meeting will be available for inspection by shareholders at the meeting and for ten days prior to the meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.


                                 By Order of the board of directors,



                                 Dilip Shanghvi
                                 Chairman of the
                                 Board of Directors

 April 28, 1999

                                TABLE OF CONTENTS

                                                                           Page

Questions and answers...................................................    3

Proposals

         Proposal 1:              Election of Board of Directors........    6
         Proposal 2:              Proposal to Approve the 1999 Equity
                                    Participation Plan..................    6

Information about nominees and incumbent directors......................   11

Committees and meetings of directors....................................   12

Compensation of directors...............................................   13

Security ownership of certain beneficial owners.........................   14

Security ownership of management and directors..........................   14

Section 16(a) beneficial ownership reporting compliance.................   17

Transactions of directors and executive officers with Caraco............   17

Executive officers......................................................   18

Compensation of executive officers......................................   18

Employment Agreements...................................................   20

Relationships with independent auditors.................................   21

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                              1999 PROXY STATEMENT

                              QUESTIONS AND ANSWERS


     1.       Q:      WHAT IS A PROXY?

              A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's board of directors is soliciting this proxy. You may also abstain from voting.


     2.       Q:      WHAT IS A PROXY STATEMENT?

              A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card.


     3.       Q:      WHO CAN VOTE?

              A: Only holders of Caraco's common stock at the close of business on April 19, 1999, the Record Date, can vote at the annual meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the meeting.


     4.       Q:      WHAT WILL I VOTE ON AT THE MEETING?

              A:      At the annual meeting, shareholders will vote to:

                      (1) elect two directors for three-year terms expiring in 2002 or upon the election and qualification of their successors;

                      (2)    approve the 1999 Equity Participation Plan; and

                      (3) transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

     5.       Q:      HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE
                      PROPOSAL?

              A: The board of directors recommends a vote FOR each of the proposals.


     6.       Q:      HOW CAN I VOTE?

              A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the annual meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

                      (1) giving written notice of revocation to the Assistant Corporate Secretary of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

                      (2) submitting another proxy that is properly signed and later dated;

                      (3) voting in person at the meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);


      7.      Q:      IS MY VOTE CONFIDENTIAL?

              A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your vote. All comments you direct to management (whether written on the proxy card or elsewhere) will remain confidential unless you ask that your name be disclosed.


      8.      Q:      WHAT IS A QUORUM?

              A: There were ____________ shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or ___________ shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the annual meeting.


      9.      Q:      HOW DOES VOTING WORK?

              A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding abstentions and broker non-votes. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. The 1999 Equity Participation Plan must receive the favorable vote of a majority of the shares voted (with an abstention counted as a vote against and a broker non-vote not counted).

                      Caraco will vote properly executed proxies it receives prior to the meeting in the way you direct. If you do sign the proxy card but do not specify instructions, the shares represented by proxies will be voted FOR the nominees for directors and FOR the approval of the stock option plan. No other matters are currently scheduled to be presented at the meeting.

                      An independent third party acts as the inspector of the meeting and the tabulator of votes.


      10.      Q:     WHO PAYS FOR THE COSTS OF THE MEETING?

               A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.


      11.      Q:     WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING
                      DUE?

               A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Corporate Secretary, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, by December 30, 1999.

                      Additionally, under Caraco's bylaws, shareholders of Caraco must provide advance notice to Caraco if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Caraco's shareholders. The shareholder must deliver this notice not later than the close of business of the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year's annual meeting of shareholders.

                   THE TWO PROPOSALS ON WHICH YOU ARE VOTING:

PROPOSAL 1:  ELECTION OF BOARD OF DIRECTORS.

Caraco's board of directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on two candidate directors. Based on the recommendation of the board of directors, the following individuals, each of whom is a current director, are recommended for re-election: David W. Adamany and David A. Hagelstein. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominees recommended by the board of directors. If the board of directors does not recommend any substitute nominees, the number of directors to be elected at the annual meeting may be reduced by the number of nominees who are unable to serve.

Further information regarding the board of directors and these nominees begins on page 11 of this proxy statement.

Caraco's board of directors recommends a vote FOR these directors.


PROPOSAL 2:  PROPOSAL TO APPROVE THE 1999 EQUITY PARTICIPATION PLAN.

GENERAL

On April 9, 1999, the board of directors adopted The 1999 Equity Participation Plan (the "1999 Plan"), effective upon shareholder approval thereof, for Caraco employees, consultants and non-employee directors, and reserved for issuance thereunder 3,000,000 shares of common stock. As of April 19, 1999, no options to purchase shares of the common stock and no restricted stock have been awarded under the 1999 Plan.

At the annual meeting, the shareholders are being asked to approve the 1999 Plan and the reservation of shares thereunder. The board of directors believes that adopting the 1999 Plan will provide Caraco with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business. Currently, under Caraco's 1993 Stock Option Plan, there are approximately only 50,249 shares available for grant. Caraco does not believe that the number of remaining shares under the 1993 Stock Option Plan will be sufficient to accomplish its purposes.

SUMMARY OF THE 1999 PLAN.

The essential features of the 1999 Plan are outlined below.

PURPOSE. The purpose of the 1999 Plan is (i) to provide an incentive for employees, consultants and non-employee directors to further the growth and financial success of Caraco by personally benefiting through the ownership of shares of common stock; and (ii) to obtain and retain the services of employees, consultants and non-employee directors considered essential to the long-range success of Caraco, by making available stock options and/or shares of restricted stock.

ADMINISTRATION. The 1999 Plan will be administered by the Committee (defined generally as the Compensation Committee or the board of directors). The Committee has the power to interpret the 1999 Plan, the stock option agreements issued thereunder and the agreements pursuant to which restricted stock awards are granted. The Committee may adopt such rules for the administration, interpretation and application of the 1999 Plan as are consistent with the 1999 Plan, and to interpret, amend or revoke any such rules. Caraco's Board of Directors, acting by a majority of its members in office, shall administer the 1999 Plan with respect to options granted to non-employee directors.

ELIGIBILITY. Officers, consultants and other employees (including employee directors) of Caraco and its subsidiaries and affiliates whom the Committee believes have the potential to contribute to the future success of Caraco, and those non-employee directors who the board of directors believes have the potential to contribute to the future success of Caraco, shall be eligible to receive awards under the 1999 Plan.

AWARD. The maximum number of shares of common stock which may be subject to a stock option award and a restricted stock award under the 1999 Plan to any individual in any calendar year shall not exceed 200,000 shares of common stock.

STOCK OPTIONS. The 1999 Plan permits the granting of non-transferable stock options that are either intended to qualify as incentive stock options or not intended to so qualify and are non-statutory stock options. The Committee or the board of directors shall determine whether stock options are to be non-statutory or incentive and whether such stock options are to qualify as performance-based compensation as described in Section 162(m)(4)(c) (see reference below) of the Internal Revenue Code of 1986. The option exercise price for each share covered by the option may be less than the fair market value of a share of common stock on the date of grant; however in the case of incentive stock options or in the case of a grant to the chief executive officer and the four other highest compensated executive officers, the price shall be no less than 100% of the fair market value of a share of common stock at the time such option is granted. The term of an option shall be determined by the Committee provided, however, that in the case of incentive stock options, the term shall not be more than 10 years from the date the incentive stop option is granted. The period during which the right to exercise an option in whole or in part vests will be set by the Committee. Each option shall be evidenced by a written stock option agreement which shall be executed by the optionee. Upon exercise of an option, the optionee shall make full cash payment to Caraco; however, the Committee may allow other types of payment.

RESTRICTED STOCK. Restricted stock may be awarded to any participant whom the Committee determines should receive such an award. The Committee may determine the purchase price, if any, and other terms and conditions applicable to the restricted stock. The Committee may impose such conditions on the issuance of the restricted stock as deemed appropriate. The Committee shall determine whether such stock options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Restricted stock shall be issued only pursuant to a written restricted stock agreement. The shares of restricted stock may be placed into escrow by the Committee and held until all the restrictions imposed under the restricted stock agreement have been satisfied or removed.

SECTION 162(M) OF THE CODE. Section 162(m) precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 Million dollars for its chief executive officer and its four other highest-paid officers. Section 162(m) also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m). The Committee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to Caraco of providing such compensation, including the potential impact of Section 162(m).

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, AND CHANGES IN CONTROL. In the event of a stock dividend, stock split, reorganization, merger, or similar corporate transaction (other than a change in control), the Committee is authorized to make appropriate adjustments to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1999 Plan or with respect to an outstanding award. In addition, the Committee may provide for the acceleration of the vesting period;

for the assumption by any successor or survivor corporation of the obligations of Caraco with respect to an award; or for the removal of restrictions imposed under a restricted stock agreement. In the event of a change in control as defined in the 1999 Plan (which includes among other events, any person (other than Sun Pharma and its affiliates) becoming the beneficial owner of a majority of the combined voting power of Caraco or generally, over a period of 24 months or less, the current members of the board of directors and any other individuals who become directors of Caraco after that date who were approved by at least two-thirds of the then current board of directors, ceasing for any reason to constitute a majority of the board of directors), each option granted shall become exercisable as to all shares covered thereby simultaneously with the consummation of such change in control and any restricted stock awarded shall become fully vested and generally the restrictions included in any restricted stock granted shall be deemed rescinded and terminated.

AMENDMENT OR TERMINATION OF THE 1999 PLAN. The 1999 Plan may be wholly or partially amended or modified, suspended or terminated at any time by the Committee. However, without approval of Caraco's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as otherwise provided in the 1999 Plan, increase the limits of the maximum number of shares which may be issued under the 1999 Plan to any individual and no action of the Committee may be taken that would otherwise require shareholder approval as a matter of law, regulation or rule. No amendment, suspension, or termination of the 1999 Plan shall, without the consent of the participants, alter or impair any rights or obligations under any award theretofore granted, unless the award itself expressly so provides.

FEDERAL INCOME TAX INFORMATION. The following is only a brief summary of the effect of federal income taxation upon the recipient and Caraco under the 1999 Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a participant may reside.

If any option granted under the 1999 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Caraco will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the date of grant and at least one year after exercise of the option, any gain (or loss) will be treated as a capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule may operate to postpone the recognition date of ordinary income upon such premature disposition if the optionee is subject to Section 16 of the Securities Exchange Act of 1934. Caraco will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Options which do not qualify as incentive stock options are taxed as non-statutory options. An optionee will not recognize any taxable income at the time he is granted a non-statutory option. However, upon the exercise of a non-statutory option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Securities Exchange Act of 1934, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of Caraco will be subject to tax withholding by Caraco by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between sales price and the fair market value on the date of exercise, will be treated as capital gain (or loss). Caraco will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an non-statutory option.

The grant of restricted stock will generally be subject to the tax consequences discussed above for non-statutory options. At such times as the restrictions on the stock lapses or the stock is sold, such shareholders will recognize ordinary income to the extent of the fair market value of such stock less the amount, if any, which is paid for the stock. The income recognized by a shareholder who is an employee will be subject to withholding by Caraco by payment in cash or out of the current earnings paid to the employee. Caraco will be entitled to a tax deduction in the same amount as the ordinary income recognized by the shareholder.

RECOMMENDATION.

The discussion of the 1999 Plan is qualified in its entirety by the actual terms and conditions of the 1999 Plan, a copy of which is included as Appendix "A" to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 1999 PLAN

               INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following tables provide information about each nominee for election as a director and for each of the directors whose term of office will continue after the meeting.


                 NOMINEES FOR DIRECTORS - TERMS EXPIRING IN 2002




                                                        PRINCIPAL OCCUPATION AND BUSINESS
                                                     EXPERIENCE DURING PAST 5 YEARS AND OTHER
                                                                 DIRECTORSHIPS
                                                                                                               DIRECTOR
                                    AGE                                                                         SINCE
NAME
--------------------------------------------------------------------------------------------------------------------------
David W. Adamany                     62    Served as President of Wayne State University from 1982 until         1994
                                           1997. He is presently President Emeritus and Distinguished
                                           Professor of Law and Political Science at Wayne State
                                           University.

David A. Hagelstein                  57    Engaged in the management of his personal real estate and             1995
                                           business investments for the past thirty years. [He is a
                                           consultant to several companies in the pharmaceutical and
                                           medical fields.] (See "Transactions of Directors and
                                           Executive Officers with Caraco")


                  INCUMBENT DIRECTORS - TERMS EXPIRING IN 2001

                                                      PRINCIPAL OCCUPATION AND BUSINESS
                                                       EXPERIENCE DURING PAST 5 YEARS                          DIRECTOR
NOMINEES                             AGE                   AND OTHER DIRECTORSHIPS                              SINCE
--------------------------------------------------------------------------------------------------------------------------
Narendra N. Borkar                    58   Chief Executive Officer (since August 1997), director of              1997
                                           Sun Pharmaceutical Industries, Ltd., an Indian specialty
                                           pharmaceutical company ("Sun Pharma") since 1997, head of the pharmaceutical business in India of Ciba Geigy, now Novartis, a Swiss corporation, responsible for the overall performance of the business unit including marketing, finance, technical, medical and development. (See "Transactions of Directors and
                                           Executive Officers with Caraco.")

Phyllis Harrison-Ross                 62   Has served more than 25 years in the community mental health          1979
                                           profession. She presents a remarkably diverse career as a
                                           hospital administrator, researcher, academician, public
                                           health consultant, forensic psychiatrist and public educator.
                                           Dr. Harrison-Ross trained as an adult and child psychiatrist as well as a pediatrician, and continues to lend her
                                           administrative and clinical talents to serving the diverse, hard to reach and underserved population of New York.

Sudhir Valia                          42   Has worked for Sun Pharma as a full time director responsible         1997
                                           for finance, commercial, operations, projects and quality
                                           control. For more than the past five years Mr. Valia has been a chartered accountant in private practice. (See "Transactions of Directors and Executive Officers with Caraco.")

                  INCUMBENT DIRECTORS - TERMS EXPIRING IN 2000



                                                          PRINCIPAL OCCUPATION AND BUSINESS                   DIRECTOR
                                                           EXPERIENCE DURING PAST 5 YEARS                      SINCE
NAME                                 AGE                       AND OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Jay F. Joliat                         42   For more than the past five years, has served as President,           1995
                                           Chief Executive Officer and Chairman of the board of
                                           directors of Joliat & Company. Joliat & Company is a private investment company involved in general securities management, venture capital, real estate, and business consulting. Mr.
                                           Joliat is also Chairman of the Board, Chief Executive Officer and Treasurer of Sign of the Beefcarver Restaurants, Inc.,
                                           which owns and operates 13 cafeteria style family
                                           restaurants, three casual dining/bar restaurants and one fine dining restaurant in the Detroit metropolitan area. He is
                                           also CEO of Bad Frog International, Inc., which is a
                                           franchise company and worldwide licensee to all rights
                                           associated with Bad Frog Taverns, a casual bar/restaurant
                                           tavern concept; and is trustee and Chief Executive Officer of several family-related trusts with widely diverse holdings including foreign and domestic securities, venture capital and real estate. (See "Transactions of Directors and
                                           Executive Officers with Caraco.")

Dilip S. Shanghvi                     43   Chairman of the board of directors since 1997. Co-founder of          1997
                                           Sun Pharma and has been a Managing Director since 1992,
                                           responsible for marketing, research and development and human resource development. (See "Transactions of Directors and
                                           Executive Officers with Caraco.")


                      COMMITTEES AND MEETINGS OF DIRECTORS

The board of directors has four committees, as set forth in the following chart.

                            CURRENT MEMBERSHIP ROSTER

                                                  EXECUTIVE         COMPENSATION             AUDIT           FINANCE
NAME                                              COMMITTEE          COMMITTEE             COMMITTEE        COMMITTEE
------------------------------------------------------------------------------------------------------------------------
David W. Adamany                                                                               *

Narendra N. Borkar                                    X                                                         *

David A. Hagelstein                                   X                   *

Phyllis Harrison-Ross                                                                          X

Jay F. Joliat                                         X                                                         X

Dilip Shanghvi                                        *                   X

Sudhir Valia                                                              X                    X                X

*Chairman

EXECUTIVE COMMITTEE. This committee did not meet during 1998. It exercises, in the intervals between the meetings of the board of directors, the powers of the board of directors, subject to the Michigan Business Corporation Act, as it relates to the management of the business and affairs of Caraco.

COMPENSATION COMMITTEE. This committee did not meet in 1998. It makes recommendations to the board of directors relating to the overall compensation arrangements for officers and staff of Caraco. It also interprets Caraco's 1993 Stock Option Plan, as amended, and such other executive and employee stock options as may, from time to time, be designated by the board of directors. In doing so, it has the authority to designate officers, directors or key employees eligible to participate, to prescribe the terms of any award of stock options, and to make all other determinations in administering the Plan.

AUDIT COMMITTEE. This committee did not meet in 1998. It recommends to the board of directors a firm of certified public accountants to conduct audits of the accounts and affairs of Caraco, reviews accounting objectives and procedures of Caraco and the findings and reports of the independent certified public accountants, and makes such reports and recommendations to the board of directors as it deems appropriate.

FINANCE COMMITTEE. This committee did not meet in 1998. It reviews Caraco's financial structure, and makes recommendations to the board of directors on financial, short and long term investments and business planning matters.


                            COMPENSATION OF DIRECTORS

Directors who are employees of Caraco do not receive additional compensation for their service on the board of directors and its committees. Each non-employee director of Caraco receives 100 shares of common stock of Caraco for each board of directors or committee meeting in which he or she participates. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attending board and committee meetings. In addition, non-employee directors may also be awarded options for their service on the board of directors. No director received an option for his or her services on the board of directors during 1998.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent to provide this information.


         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF MARCH 31, 1999


                                             AMOUNT AND NATURE OF       PERCENT
 NAME AND ADDRESS                                 BENEFICIAL               OF
OF BENEFICIAL OWNER                               OWNERSHIP              CLASS
-------------------                          --------------------        -----

Cede & Co.                                         2,829,414             16.9%
PO Box 20
Bowling Green Station
New York, NY 10271

C. Arnold Curry                                    1,384,447(1)           8.3%
TTEE Clevius Arnold
 Curry Living Trust
17815 Hamilton Road
Detroit, MI 48203
                                                   6,659,990(2)          39.8%
Sun Pharmaceutical
 Industries Ltd.
Synergy House, Subhanpura
Baroda 390-007 India


(1) Excludes 484,615 shares owned by his wife, Cara J. Curry, as to which he disclaims beneficial ownership.

(2) Includes 90,657 shares owned by Sun Pharma Global Inc., an affiliate of Sun Pharma. (See footnote 10 "Security Ownership of Management and Directors")


                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table contains information about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all incumbent directors, nominees and executive officers as a group. The number of shares beneficially owned by each individual includes shares over which the person shares voting power or investment power and also any shares which the individual can acquire by May 31, 1999, through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares listed in the table.


                                                  AMOUNT AND
                                                  NATURE OF
NAME OF BENEFICIAL                                BENEFICIAL          PERCENTAGE OF
       OWNER                                      OWNERSHIP              CLASS*
------------------                                ---------           -------------
David W. Adamany(9)                                 24,400(1)               *

Narendra N. Borkar(9)                               50,000(2)               *

David A. Hagelstein(9)(10)                       1,742,159(3)             10.4%

Phyllis Harrison-Ross(9)                             3,900(4)               *

Jay F. Joliat(9)(10)                             2,413,314(5)             14.4%

John R. Morris(9)                                  139,270(6)               *

Dilip S. Shanghvi(11)                                     (2)               *

Sudhir Valia(11)                                          (2)               *

Sherman N. Ginn(9)                                  16,000(7)               *

Robert Kurkiewicz(9)                                25,241(8)               *

All executive officers and
 directors as a group                            4,414,284                26.4%
 (10 persons)


-------------------------
 *  Less than 1.0% of the outstanding shares

(1) Includes stock options that are currently exercisable to purchase 4,800 shares of common stock.

(2) Sun Pharma owns 6,569,333 shares of common stock and Sun Pharma's affiliate, Sun Pharma Global, Inc., owns 90,657 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.") Messrs. D. Shanghvi, Borkar and Valia are principals of Sun Pharma, and, therefore, may be deemed to share investment control over the shares of Common Stock held by Sun Pharma and Sun Pharma Global, Inc. Each of Messrs. D. Shanghvi, Borkar and Valia disclaims beneficial ownership of the shares of Common Stock owned by Sun Pharma and Sun Pharma Global, Inc.

(3) The majority of shares are held in trust (the "Hagelstein Trust"). Includes stock options that are currently exercisable to purchase 577,758 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

(4) Includes stock options that are currently exercisable to purchase 2,400 shares of common stock.

(5) The majority of shares are held in trust (the "Joliat Trust"). Includes 285,714 Series A Preferred Stock convertible to Common Stock; and stock options that are currently exercisable to purchase 880,226 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

(6) Includes stock options that are currently exercisable to purchase 2,400 shares of common stock.

(7) Includes stock options that are currently exercisable to purchase 16,000 shares of common stock.

(8) Includes stock options that are currently exercisable to purchase 21,328 shares of common stock.

(9) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(10) The Joliat Trust, the Hagelstein Trust and Sun Pharma have entered into a Voting Agreement dated August 1997 pursuant to which, among other things, Sun Pharma may designate a majority of the directors of the board of directors of the Company and the Joliat Trust and the Hagelstein Trust may each designate one director. The Voting Agreement also provides that the Executive Committee shall consist of three directors, two selected by Sun Pharma and one selected by the Joliat Trust and the Hagelstein Trust. In addition, the Joliat Trust and the Hagelstein Trust have also agreed that they will respectively vote their shares in accordance with Sun Pharma's directions with respect to any matter relating to the investment, merger, alliance, share dilution, appointment of key executives, major restructuring or reorganizing, bank borrowing, funding or giving credit. If Sun Pharma sells within a period of four years shares of Caraco Common Stock so that Sun Pharma's ownership falls below 30% of the then outstanding shares of Caraco or Sun Pharma defaults in its payment for the Caraco Common Stock, then the board of directors will be reconstituted in accordance with the proportionate share holdings of each of the parties to the Voting Agreement and the Executive Committee shall be reconstituted so that it consists of one director selected by Sun Pharma and two directors selected by the Joliat Trust and the Hagelstein Trust. In the event that Sun Pharma owns 10% or less of the outstanding shares of Caraco, the Voting Agreement shall terminate. In addition, the Voting Agreement shall terminate after the fourth anniversary thereof. The Joliat Trust and the Hagelstein Trust have also agreed not to dispose of their shares for a period of four years without the consent of Sun Pharma, and thereafter for a period of three years, to give Sun Pharma a right of first refusal on the sale of their respective shares. The restriction on disposition of their respective shares for the four-year period terminates in the event of (i) any sale of shares by Sun Pharma to anyone other than an affiliate; (ii) approval by the board of directors of Caraco of a merger, consolidation, or sale of substantially all of the assets of Caraco to another entity; or (iii) a tender offer for the shares.

(11) The mailing address of Sun Pharma, D. Shanghvi and S. Valia is Synergy House Subhanpura, Gorwa Road, Baroda, 390-007, India.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. During 1998, all of the required reports were filed by the specified deadlines. In making this disclosure, Caraco relied on the directors' and executive officers' written representations and a review of copies of the reports filed with the SEC.


          TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS WITH CARACO

The following discloses transactions between Caraco and several of the incumbent directors, director nominees and executive officers of Caraco during 1998.

In August 1997, Caraco and Sun Pharma completed an agreement whereby in exchange for 5,300,000 shares of Caraco common stock, Sun Pharma agreed to invest $7.5 million into Caraco over a period of approximately two years or four installments. Caraco received the final installment in 1998.

In August 1997, Sun Pharma also agreed, during a five year period, to provide Caraco with 25 generic pharmaceutical products (consisting of ANDAs (abbreviated new drug applications) which count as one product and DESIs (drug efficiency study implementation products) which count as 1/3 of a product) in exchange for 544,000 shares of Caraco common stock for each product (181,333 shares for each DESI product). In March 1999, Caraco issued Sun Pharma 1,269,333 shares of its common stock for two ANDAs and one DESI product.

Sun Pharma has agreed to lend Caraco up to $5.3 million as an unsecured loan on an as needed basis at an annual interest rate of 10%. As of March 31, 1999, Sun Pharma has loaned Caraco $750,000 of the $5.3 million.

In connection with the purchase by Sun Pharma in August 1997 of the 5,300,000 shares of Caraco common stock, in July 1998 Jay F. Joliat forgave a loan to Caraco in the amount of $150,000. Also, in July 1998, Jay F. Joliat and David A. Hagelstein surrendered to Caraco 100,000 and 250,000 shares of Caraco common stock, respectively.

On January 20, 1999, the Board of Directors granted David A. Hagelstein a non-qualified stock option for 250,000 shares of Caraco's common stock at an exercise price of $1.50 per share and a non-qualified stock option for 100,000 shares of Caraco's common stock at an exercise price of $.88 per share. Both options are exercisable until January 20, 2005. The Board of Directors also granted to Jay F. Joliat on January 20, 1999, a non-qualified stock option for 100,000 shares of Caraco's common stock at an exercise price of $1.50 per share. The options are exercisable until January 20, 2005.

In December 1998, Caraco commenced a private placement of its common stock to raise up to $5 million. Pursuant to such private placement through March 31, 1999, Jay F. Joliat has purchased 400,000 shares of Caraco's common stock and David A. Hagelstein has purchased 79,090 of Caraco's common stock at prices ranging between $.88 and $1.00 per share.

                               EXECUTIVE OFFICERS

The following table provides information about Caraco's executive officers who are not directors.



                                    AGE
          NAME                     AS OF                                                                   EXECTIVE
                               MARCH 31, 1999                          FIVE-YEAR                            OFFICER
                                                                  BUSINESS EXPERIENCE                        SINCE
       ----------              --------------                    ---------------------                     --------
Sherman N. Ginn                      59        Vice President - Sales and Marketing (since December          1994
                                               1994), director of Sales and Marketing (August to
                                               December 1994). From February 1994 until August 1994,
                                               Mr. Ginn was employed by Global Source as Vice
                                               President, Sales.

Robert Kurkiewicz                    48        Commenced employment with Caraco as its Vice President -     1993
                                               Quality Assurance in November 1993 and was promoted to
                                               Senior Vice President - Technical, October, 1998.


                       COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the compensation of the two most highly compensated executive officers of Caraco (the "named executive officer"), whose compensation exceeded $100,000 during the year ended December 31, 1997 and December 31, 1998, as applicable:


                                                                Long Term Compensation
                                                               ------------------------
                                                                Awards          Payouts
                                                                ------         -------
                                Annual Compensation                           Restricted      Securities
     Name and              ------------------------------     Other Annual       Stock        Underlying     LTIP        All Other
Principal Position         Year     Salary($)     Bonus($)    Compensation      Award(s)       Options      Payouts    Compensation
------------------         ----     ---------     --------         $               $              #            $             $
                                                              ------------    ----------      ----------    -------    ------------
Narendra N. Borkar(1)      1998      $120,000       0              0          $37,500          150,000(3)       0        $4,560(4)
Chief Executive Officer    1997      $ 45,592       0              0                0                0          0             0

Robert Kurkiewicz          1998      $120,000       0              0                0           65,000(5)       0             0
Sr. Vice President-
   Technical               1997      $ 92,000       0              0                0                0          0             0
                           1996      $123,000       0              0                0                0          0             0



(1)  Mr. Borkar began his employment with Caraco August 1997.
(2) 50,000 shares of restricted stock were awarded by Caraco on September 22, 1998 (with a fair market value of $.75 per share on such date) as part of Mr. Borkar's employment agreement dated September 22, 1998.
(3) A stock option of 150,000 shares was awarded to Mr. Borkar as part of his employment agreement dated September 22, 1998. (See "Executive Compensation - "Employment Agreements" and "Option Grants in Last Fiscal Year.")
(4)  $380.00 per month is given for car allowance.
(5) A stock option of 65,000 shares was awarded to Mr. Kurkiewicz on June 1, 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information on stock options granted in 1998 to the named executive officers:


                                                        INDIVIDUAL
                                                          GRANTS
                                                        ----------

(a)                         (b)                         (c)                          (d)                (e)

                            NUMBER OF                   PERCENT OF
                            SECURITIES UNDERLYING       TOTAL OPTIONS
                            OPTIONS                     GRANTED TO ALL               EXERCISE PRICE
NAME                        GRANTED                     EMPLOYEES                    PER                EXPIRATION DATE
                                                        IN FISCAL YEAR               SHARE
Narendra N. Borkar          150,000                        33.9%                        $.75                9/20/04
Robert Kurkiewicz            65,000                        14.7%                        $.94                6/1/04



AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS VALUES

The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 1998, and the stock options held as of December 31, 1998.


                                                         Number of Securities        Value of Unexercised
                                                        Underlying Unexercised           In-the-Money
                                                              Options at                   Options at
                                                              FY-End(#)                  FY-End($)(1)
                   Shares Acquired  Value Realized
     Name           on Exercise          ($)          Exercisable/Unexercisable   Exercisable/Unexercisable
     ----          --------------   --------------    -------------------------   -------------------------
Narendra N. Borkar       0                0                0/150,000                        0/0
Sherman N. Ginn          0                0            16,000/14,000                        0/0
Robert Kurkiewicz        0                0            21,328/65,886                        0/0


(1) Value based on the difference between the closing bid price of the Corporation's Common Stock on December 31, 1998 and the exercise price. The options held by the named executive officers have exercise prices which are higher than the closing bid price of the Corporation's Common Stock on December 31, 1998.

EMPLOYMENT AGREEMENTS

NARENDRA N. BORKAR, the Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provides Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock and a stock option of 150,000 shares. Caraco also agreed to pay Mr. Borkar his tax liability arising from the grant of the restricted stock.

The employment agreement is for a term of five years, however, the agreement automatically renews for successive one year periods unless terminated by Caraco or Mr. Borkar upon ninety (90) days notice. In the event Caraco terminates Mr. Borkar without cause, he will receive base salary payments, his bonus and his benefits for six (6) months from the date of termination. In the event of a change in control of ownership of Caraco and a significant change in Mr. Borkar's duties, then Mr. Borkar may terminate and receive a lump sum amount equal to his base salary for six (6) months. Mr. Borkar would also be entitled to immediate vesting of any stock option which would have been exercised at the close of the year during the change in control.

ROBERT KURKIEWICZ, the Senior Vice President - Technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003. The amendment also increases Mr. Kurkiewicz' salary to $120,000 per year and provide a car allowance of $380.00 per month. The agreement is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments for six (6) months from the date of termination together with premium benefits for such period. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

The Board of Directors on June 1, 1998 selected Rehmann Robson, independent accountants, to audit the financial statements for the year ended December 31, 1998. A representative of Rehmann Robson is expected to be present at the meeting with the opportunity to make a statement if such representative decides to do so is expected to be available to respond to appropriate questions.



                                                Narendra N. Borkar
                                                Chief Executive Officer

                                     PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

     The undersigned shareholder hereby appoints Jennifer Evans and Robert Kurkiewicz, and each of them, with full power of substitution, as true and lawful attorneys and proxies of the undersigned to represent and vote the shares of common stock owned by the undersigned in Caraco Pharmaceutical Laboratories, Ltd. at the Annual Meeting of Shareholders to be held on June 2, 1999 at 10:00 a.m., local time, at the Hotel St. Regis, 3071 W. Grand Blvd., Detroit, MI 48202, and at any adjournment thereof, with like effect and as if the undersigned was personally present and voting, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the Notice of Meeting and Proxy Statement furnished herewith (the receipt of which is hereby acknowledged).

     The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to any person or persons with respect to such common shares and ratifies any and all actions taken by the above-named proxies hereunder.

     Set forth on the reverse side are the number of common shares held of record by the undersigned as of April 19, 1999. You are asked to vote on the business identified on the reverse.

                  (TO BE SIGNED AND DATED ON THE REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible

                         Annual Meeting of Stockholders
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                  June 2, 1999





                                   - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -
------------------------------------------------------------------------------------------------------------------------------------
/X/ Indicate your
    vote by marking
    an (X) in the
    appropriate
    boxes below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"
EACH OF THE FOLLOWING MATTERS
                   FOR    WITHHOLD
                          AUTHORITY                                                                   FOR   AGAINST   ABSTAIN
1. ELECTION OF    /  /      /  /               DAVID W. ADAMANY        2. APPROVE AND ADOPT THE 1999  / /     / /       / /
   DIRECTORS     /  /      /  /                DAVID A. HAGELSTEIN        EQUITY PARTICIPATION PLAN
                                                                          AND RESERVE COMMON STOCK.


                                                                       THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED.
                                                                       IF NO SPECIFICATION IS MADE, THE SHARES SHALL BE VOTED FOR
                                                                       EACH OF THE PROPOSALS, AND FOR OR AGAINST ANY OTHER MATTERS
                                                                       THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
                                                                       THEREOF.




                                                                             PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


_______________________________________DATE________________, 1999 _______________________________________DATE________________, 1999
     SIGNATURE OF SHAREHOLDER                                         SIGNATURE(S) OF JOINT OWNER(S)
Please sign exactly as your name(s) is imprinted on this proxy. If your shares are held in a joint account, each joint owner should sign.  If you are signing for a corporation or partnership or as agent, attorney, executor, administrator, trustee, guardian or other fiduciary, indicate the capacity in which you are signing.

                                                                      APPENDIX A

                       THE 1999 EQUITY PARTICIPATION PLAN
                                       OF
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

         Caraco Pharmaceutical Laboratories, Ltd., a Michigan corporation, has adopted The Equity Participation Plan of Caraco Pharmaceutical
Laboratories, Ltd. (the "Plan"), effective upon shareholder approval thereof, for the benefit of its Employees (as such term is defined below), Consultants (as such term is defined below) and Non-Employee Directors (as such term is defined below).

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for Employees, Consultants and Non-Employee Directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

         (2) To enable the Company to obtain and retain the services of directors, Employees, Consultants and Non-Employee Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1. General

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

Section 1.2. Definitions

         "Acquiring Person" means any Person other than Sun Pharmaceutical Industries Ltd. & its affiliates, the Company, any of the Company's Subsidiaries, any employee benefit plan of the Company or of a Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company.

Section 1.3. Affiliate

         "Affiliate" shall mean (a) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the

Company or one of its Affiliates has an interest. For purposes of the Plan, "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933.



Section 1.4. Award

         "Award" shall mean a grant of an Option or Restricted Stock under this Plan.

Section 1.5. Award Limit

         "Award Limit" shall mean 200,000 shares of Common Stock, during a calendar period.

Section 1.6. Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.7. Change in Control

         "Change in Control" means the event that is deemed to have occurred if:

         (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of the then outstanding Voting Securities of the Company; or

         (b) over a period of twenty-four months or less, members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

         (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Company, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or its statements in Schedule 14D-9 under the Exchange Act; or

         (d) the stockholders of the Company approve a merger or consolidation of the Company or any Subsidiary with any other corporation or entity (or, if no such approval is required, the consummation of such a merger or consolidation of the Company), other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

         (e) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Company's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Section 1.8. Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.9. Committee

         "Committee" shall mean the Compensation Committee of the Board, or the full Board or another committee of the Board, appointed as provided in Section 7.1.

Section 1.10. Common Stock

         "Common Stock" shall mean the common stock of the Company, no par value, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.11. Company

         "Company" shall mean Caraco Pharmaceutical Laboratories, Ltd., a Michigan corporation.

Section 1.12. Consultant

         "Consultant" shall mean an individual who is engaged to perform services for the Company or any Subsidiary or Affiliate who is not an Employee or Non-Employee Director and who is designated as a Consultant by the Committee.

Section 1.13. Director

         "Director" shall mean a member of the Board.

Section 1.14. Employee

         "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) and including employee directors of the Company, or of any corporation which is a Subsidiary or Affiliate.

Section 1.15. Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.16. Fair Market Value

         "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the Nasdaq National Market or on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on the Nasdaq OTC Market or a successor quotation system or the OTC Bulletin Board, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by the Nasdaq OTC Market or such successor quotation system or the OTC Bulletin Board; or (iii) if Common Stock is not publicly traded on the Nasdaq National Market or an exchange and not quoted on the Nasdaq OTC Market or a successor quotation system or the OTC Bulletin Board, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) acting in good faith.

Section 1.17. Group

         "Group" shall mean two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

Section 1.18. Incentive Stock Option

         "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.19.  Incumbent Board

         "Incumbent Board" means the individuals who, as of the date on which the Plan is approved by the stockholders of the Company, constitute the Board of Directors and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board.

Section 1.20. Non-Employee Director

         "Non-Employee Director" shall mean a member of the Board who is not an Employee of the Company.


Section 1.21. Non-Qualified Stock Option

         "Non-Qualified Stock Option" shall mean an Option which is designated as such at the time of grant or which is not designated as an Incentive Stock Option by the Committee.

Section 1.22. Option

         "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

Section 1.23. Optionee

         "Optionee" shall mean an Employee, Consultant or Non-Employee Director granted an Option under this Plan.

Section 1.24. Participant

         "Participant" shall mean an individual who is an Optionee or Restricted Stockholder.

Section 1.25. Person

         "Person" shall mean an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.26. Plan

         "Plan" shall mean The 1999 Equity Participation Plan of Caraco Pharmaceutical Laboratories, Ltd.

Section 1.27. QDRO

         "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.28. Restricted Stock

         "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

Section 1.29. Restricted Stockholder

         "Restricted Stockholder" shall mean an Employee, Consultant or Non-Employee Director granted an award of Restricted Stock under Article VI of this Plan.

Section 1.30. Rule 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.31. Section 162(m) Participant

         "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.32. Stockholder's Agreement

         "Stockholder's Agreement" shall mean the Stockholder's Agreement between the Company and any Participant applicable to any grant or award to such Participant.

Section 1.33. Subsidiary

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.34. Termination of Consultancy

         "Termination of Consultancy" shall mean the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.35. Termination of Directorship

          "Termination of Directorship" shall mean the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

Section 1.36. Termination of Employment

          "Termination of Employment" shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.37.  Voting Securities

         "Voting Securities" means any securities that are entitled to vote generally in the election of directors.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1. Shares Subject to Plan

         (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, no value per share. The aggregate number of such shares which may be issued upon the exercise of Awards under the Plan shall not exceed three million (3,000,000). The shares of Common Stock issuable upon the exercise of such Awards may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
                  Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

Section 2.2. Add-back of Options and Other Rights

          If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to
Section 6.7 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code unless the Committee determines that such Option is no longer intended to so qualify.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1. Eligibility

          Any Employee or Consultant selected by the Committee pursuant to
Section 3.4(a)(i) and each Non-Employee Director selected by the Board pursuant to Section 3.4(d) shall be eligible to be granted an Option.

Section 3.2. Disqualification for Stock Ownership

          No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.3. Qualification of Incentive Stock Options

          No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 3.4. Granting of Options

         (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Select from among the Employees and Consultants (including Employees or Consultants who have previously received Options or other awards under this Plan) those who in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

                  (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Consultant that the Employee or Consultant surrender for cancellation some or all of the unexercised Options, Awards or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option, Award or other right, may cover the same (or a lesser or greater) number of shares as such surrendered Option, Award or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option, Award or other right.

         (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

         (d) During the term of the Plan, the Board shall from time to time, in its sole direction, and subject to applicable limitations of this Plan:

                  (i) Select from among the Non-Employee Directors such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Non-Employee Directors; and

                  (iii)    Determine the terms and conditions of such Options.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1. Option Agreement

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall determine, consistent with this Plan. As deemed necessary or advisable, Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2. Option Price

         The price per share of the shares subject to each Option shall be set by the Committee or with respect to Non-Employee Directors, by the Board; provided, however, (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code); and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

Section 4.3. Option Term

         The term of an Option shall be set by the Committee or by the Board in the case of Non-Employee Directors in their respective discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4. Option Vesting

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee or by the Board in the case of Non-Employee Directors, and the Committee or the Board, as applicable, may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee or the Board, as applicable, may, in their respective sole discretion, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee or the Board, as applicable, either in the Stock Option Agreement or by action of the Committee or the Board, as applicable, following the grant of the Option.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
                  Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.5. Consideration

         In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1. Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2. Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

         (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

         (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c)      In the event that the Option shall be exercised pursuant to
                  Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Non-Employee Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
                  (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and
                  (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

Section 5.3. Conditions to Issuance of Stock Certificates

         The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Non-Employee Directors) may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 5.4. Rights as Stockholders

         The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.5. Ownership and Transfer Restrictions

         The Committee (or Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stockholder's Agreement or other written agreement between the Company and the Optionee and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement.

                                   ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

Section 6.1. Eligibility

         Subject to the Award Limit, Restricted Stock may be awarded to any Employee or any Consultant whom the Committee determines should receive such an award. In addition, each Non-Employee Director shall be eligible to receive an award of Restricted Stock if so determined by the Board.

Section 6.2. Award of Restricted Stock

         (a) The Committee or the Board in the case of Non-Employee Directors, may from time to time, in their respective sole discretion:

                  (i) Select from among the Employees and Consultants or Non-Employee Directors such of them as in its opinion should be awarded Restricted Stock; and

                  (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

         (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

         (c) Upon the selection of a Participant to be awarded Restricted Stock, the Committee or the Board, as applicable, shall instruct the Secretary of the Company to issue such

                  Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 6.3. Restricted Stock Agreement

         Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, Consultant or Non-Employee Director and an authorized officer of the Company and which shall contain such terms and conditions as the Committee or the Board, as applicable, shall determine, consistent with this Plan.

Section 6.4. Consideration

         As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, as a Consultant for, or as a Non-Employee Director of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.


Section 6.5. Rights as Stockholders

         Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.6.

Section 6.6. Restriction

         All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions, if any, as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire; provided, however, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

Section 6.7. Repurchase of Restricted Stock

         The Committee or the Board, as applicable, shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon Termination of Employment, Termination of Consultancy or Termination of Directorship, where such termination is determined by the Committee to be a discharge for good cause, as applicable between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that no such right of repurchase shall exist in the event of a Change in Control of the Company or because of the Restricted Stockholder's death or disability.

Section 6.8. Escrow

         The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions that may have been imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 6.9. Legend

         In order to enforce the restrictions that may be imposed upon shares of Restricted Stock hereunder, the Committee or the Board, as applicable, shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to any such restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

Section 6.10. Provisions Applicable to Section 162(m) Participants.

         (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings,
                  (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x)


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



                  earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

         (b) To the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the
                  Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. To the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, following the completion of each fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII.
                                 ADMINISTRATION

Section 7.1. Compensation Committee; Subcommittee

         (a) The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         (b) A Subcommittee consisting of two or more Committee members, appointed by and serving office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section


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

                  162(m) of the Code may be appointed at any time during which
                  (i) two or more Board members qualify as both "non-employee directors" and "outside directors" and (ii) any other member of the Committee does not qualify as both a "non-employee director" and an "outside director."

Section 7.2. Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee and the Subcommittee shall have the power to interpret this Plan, the Stockholders' Agreements and the agreements pursuant to which Awards are granted and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (i) with respect to Options granted to Non-Employee Directors and (ii) at any time when there is no Subcommittee as described in Section 7.1(b) and not all of the Committee members are "non-employee directors" as defined by Rule 16b-3, with respect to any person who is subject to Section 16 of the Exchange Act at the time such person is granted an Option. Any such grant or award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee (or the Subcommittee, as applicable).



Section 7.3. Majority Rule

         The Committee and the Subcommittee shall each act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 7.4. Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee and the Subcommittee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee, the Board or the Subcommittee in good faith shall be final and binding upon all


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

Participants, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

Section 8.1. Not Transferable

         Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 8.2. Amendment, Suspension or Termination of this Plan

         Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in
Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Awards may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's stockholders and if such approval is not obtained all Awards granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void.


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



No amendment, suspension or termination of this Plan shall, without the consent of the Participant alter or impair any rights or obligations under any Awards theretofore granted, unless the Award itself otherwise expressly so provides. No Award may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.4.

Section 8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

         (a) Subject to Section 8.3(d), in the event that the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that any of the following events (other than those constituting a Change in Control, which will be governed by Section 8.3(e)): a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Non-Employee Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall, in such manner as it may deem equitable, adjust any or all of:

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

                  (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Section 8.3(d) and Section 8.3(e), in the event of any transaction or event described in Section 8.3(a) or in the event of a Change in Control or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Participant, for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its sole discretion;

                  (ii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 4.4 or (B) the provisions of such Award;

                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, Awards which may be granted in the future.

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of a Restricted Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated.

         (c) Subject to Section 8.3(d) and 8.8, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may, in its discretion, include such further provisions and limitations in any Award agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) To the extent deemed necessary or advisable by the Committee, with respect to any Award granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3(a)-(d) shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provision thereto. The Committee reserves the right to make an Award to the executives of the Company that may not qualify under Section 162(m) as deductible compensation. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under
                  Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

         (e) Notwithstanding any other provision of this Plan, in addition to whatever actions are taken by the Committee or by the Board, as applicable under Section 8.3(b) which are not inconsistent with the following, in the event of a Change in
                  Control:

                  (i) Except as otherwise specifically provided in a Stock Option Agreement, each Option granted or awarded hereunder shall automatically become exercisable as to all shares covered thereby simultaneously with the consummation of such Change in Control, notwithstanding anything to the contrary in Section 4.4, and

                  (ii) Except as otherwise specifically provided in a Restricted Stock Agreement, the Restricted Stock shall become fully vested and the restrictions included in any Restricted Stock granted or awarded hereunder shall be deemed rescinded, terminated and all of such Restricted Stock shall be immediately released without restriction, except as to applicable payment therefor, simultaneously with the consummation of such Change in Control notwithstanding anything to the contrary in Article VI.

                  However, any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive Rule. To the extent permitted by applicable law, an Award granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive Rule.

Section 8.4. Approval of Plan by Stockholders

         This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not vest or be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

Section 8.5. Tax Withholding

         The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee (or the Board, in the case of Options granted to Non-Employee Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 8.6. Loans

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

Section 8.7. Forfeiture Provisions

         Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs at any time, prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

Section 8.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation

         Notwithstanding any other provision of this Plan (other than Section 8.3(e)), to the extent necessary or deemed advisable by the Committee, this Plan and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan (other than Section 8.3(e)), to the extent deemed necessary or advisable by the Committee, any Option or Restricted Stock which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 8.9. Effect of Plan Upon Options and Compensation Plans.

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

Section 8.10. Compliance with Laws

         This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 8.11 Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 8.12. Governing Law

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Michigan without regard to conflicts of laws thereof.